Voyage Expenses and Commissions	12 Months Ended
Dec. 31, 2018
Voyage Expenses and Commissions
Voyage Expenses and Commissions

16. Voyage Expenses and Commissions

        An analysis of voyage expenses and commissions is as follows:

	For the year ended December 31,
	2016	2017	2018
Brokers' commissions on revenue	5,526	6,456	7,555
Bunkers' consumption and other voyage expenses	4,984	8,948	12,819

Total	10,510	15,404	20,374

        As of December 31, 2018, the adjustment for net pool allocation was reclassified in a separate financial statement line "Net pool allocation", due to the materiality and the nature of the account that can be either positive or negative (Note 18). Due to the reclassification, the comparative balances of Voyage expenses and commissions for the years ended December 31, 2016 and 2017 decreased by $4,674 and increased by $7,254, respectively.

        Bunkers' consumption and other voyage expenses represents mainly bunkers consumed during vessels' unemployment and off-hire.